UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): June 16, 2005

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 St. James Place, Suite 550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Under the 2000 Long-Term Incentive Plan (the “Plan”) of Omega Protein Corporation (the “Company”), on each date of the Company’s Annual Meeting of Stockholders, each Director who is not an employee of the Company or its 58% stockholder, Zapata Corporation, or their affiliates (“Non-Employee Director”), will automatically receive a stock option grant under the Plan to purchase 10,000 shares of the Company’s common stock at fair market value on the date of the grant.

The Company’s 2005 Annual Meeting of Stockholders was held on June 16, 2005. Accordingly, each Non-Employee Director (Dr. Gary L. Allee, Mr. Paul M. Kearns, Dr. William E. M. Lands and Mr. Harry O. Nicodemus IV) received a stock option grant in the form of Exhibit 10.1 for 10,000 shares. These non-qualified stock options vest six months and one day after the date of the grant and have an exercise price of $6.14 per share.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 21, 2005, Darcie S. Glazer resigned as a Director of the Company. Ms. Glazer had served as a Class II Director with a term expiring at the 2006 Annual Stockholders Meeting.

The Board of Directors has elected Leonard DiSalvo as a Class II Director of the Company, effective June 21, 2005. Mr. DiSalvo, age 47, is the Vice President—Finance and Chief Financial Officer of Zapata Corporation (NYSE: ZAP) (“Zapata”), the Company’s 58% stockholder. Mr. DiSalvo also currently serves as Vice President - Finance and Chief Financial Officer of the Zapata subsidiary, Zap.com Corporation, a position he has held since April 1999, and as a director of Zapata’s majority-owned subsidiary, Safety Components International, Inc. (OTCBB: SAFY), a position he has held since January 2004. Mr. DiSalvo also serves as Chairman of the Compensation Committee of Safety Components. Prior to joining Zapata, Mr. DiSalvo served as a finance manager for Constellation Brands, Inc., a national manufacturer and distributor of wine, spirits and beer, and has held various management positions in the areas of finance and accounting at Bausch & Lomb Corporation. Mr. DiSalvo is a Certified Public Accountant.

Item 8.01. Other Events.

On June 16, 2005, the Company held its 2005 Annual Meeting of Stockholders. At that meeting, stockholders re-elected three Class I Directors: Dr. Gary L. Allee, Dr. William E. M. Lands and Harry O. Nicodemus IV. The Class I Directors’ terms expire at the 2008 Annual Meeting of Stockholders.

At the meeting, stockholders also ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

NONE.

(b)	Pro Forma Financial Information.

NONE.

(c)	Exhibits.

10.1	Form of Stock Option Agreement dated June 16, 2005 for each Non-Employee Director

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: June 21, 2005	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel
and Secretary

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